WAIVER AND CONSENT

     WAIVER AND CONSENT, dated as of April 1, 2000, to the Financing Agreement, dated as of February 26, 1999, as amended by the First Amendment, dated as of March 25, 1999, by the Second Amendment, dated as of August 10, 1999 and by the Third Amendment dated as of February 15, 2000 (as so amended, the "Financing Agreement"), by and among Aris Industries, Inc., a New York corporation (the "Company"), Europe Craft Imports, Inc., a New Jersey corporation ("ECI"), ECI Sportswear, Inc., a New York corporation ("Sportswear"), Stetson Clothing Company, Inc., a Delaware corporation ("Stetson"), XOXO Clothing Company, Incorporated, a Delaware corporation ("XOXO"), B P Clothing Company, Inc., a New York corporation ("B P" and together with ECI, Sportswear, Stetson and XOXO, each a "Borrower" and collectively the "Borrowers"), the financial institutions from time to time party thereto (each a "Lender" and collectively, the "Lenders"), The Chase Manhattan Bank, as administrative agent, book manager and arranger for the Lenders (in such capacity, the "Administrative Agent") and The CIT Group/Commercial Services, Inc., as collateral agent for the Lenders (in such capacity, the "Collateral Agent" or "Agent").

     1. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Financing Agreement.

     2. Pursuant to the request of the Company and the Borrowers and in accordance with Section 12.03 of the Financing Agreement, the Lenders and the Agent hereby consent to, and waive any Event of Default that would otherwise arise under the Financing Agreement by reason of an Overadvance Amount existing from April 1, 2000 through and including April 30, 2000, provided that the Overadvance Amount does not exceed (i) $7,000,000, from April 1, 2000 through and including April 29, 2000 and (ii) $6,000,000 on April 30, 2000.

     3. This Waiver and Consent shall become effective when the Agent shall have received counterparts of this Waiver and Consent which bear the signatures of the Lenders (such date, the "Effective Date").

     4. This Waiver and Consent shall be governed by the laws of the State of New York.

     5. This Waiver and Consent (i) may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument, (ii) shall become effective as of the Effective Date, (iii) shall be effective only in this specific instance for the specific purpose set forth herein, and (iv) does not allow any other or further departure from the terms of the Financing Agreement or the other Loan Documents, which terms shall continue in full force and effect.


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     IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       AGENTS AND LENDERS

                                       THE CIT GROUP/COMMERCIAL
                                         SERVICES, INC., as Collateral Agent

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       THE CHASE MANHATTAN BANK,
                                         as Administrative Agent

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       ISRAEL DISCOUNT BANK OF NEW YORK

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       PNC BANK, NATIONAL ASSOCIATION

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

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